                                                                   Exhibit 10.14

-------------------------------------------------------------------------------

   ---------------------------------------------------------------------------
     THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT
             HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
   ---------------------------------------------------------------------------





                             RESTRICTED STOCK GRANT
                (RTI INTERNATIONAL METALS, INC. 2004 STOCK PLAN)


                    NOT TRANSFERABLE EXCEPT BY WILL OR BY THE
             LAWS GOVERNING THE DESCENT AND DISTRIBUTION OF ESTATES


RTI International Metals, Inc., an Ohio corporation, herein called the Company, grants to the undersigned employee of the Company or one of its subsidiaries (the "Grantee") the number of shares of common stock of the Company set forth below:




           NAME OF GRANTEE:



           NAME OF EMPLOYING COMPANY
           ON DATE HEREOF:



           NUMBER OF SHARES OF
           RESTRICTED STOCK GRANTED:



           DATE OF THIS GRANT:                   January 28, 2005




By your signature and the signature of the Stock Grant Officer below, you and the Company agree that the above-listed shares are granted under and governed by the terms and conditions of RTI International Metals, Inc.'s 2004 Stock Plan, as amended from time to time, and the Terms and Conditions contained herein, as well as such administrative regulations as the Human Resources Committee may adopt from time to time.


                                  RTI International Metals, Inc.





                                 By                                      (L.S.)
                                      ---------------------------------
                                              Authorized Officer






                                 ACCEPTED as of the above date:





                                                                         (L.S.)
                                 ---------------------------------------
                                           Signature of Grantee







-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                   RESTRICTED STOCK GRANT TERMS AND CONDITIONS
                (RTI INTERNATIONAL METALS, INC. 2004 STOCK PLAN)


     1. The Company or its agent shall issue in the Grantee's name, for no cash consideration, a stock certificate, or certificates, for the number of Shares set forth in the Restricted Stock Grant. The certificate(s) shall be held in custody by the Company or its agent. If and when the restrictions applicable to all or any portion of the Shares are terminated (the Shares are "vested"), a certificate, free of all restrictions, shall be issued in the Grantee's name (or, in the event of the Grantee's death prior to such termination or such issuance, to the Grantee's estate) for the number of vested shares. The Grantee shall not be entitled to delivery of a certificate for any portion of the Shares until such portion of shares have vested and all applicable taxes have been paid. During the period prior to vesting or forfeiture of all or any portion of the Shares, the Grantee shall be entitled to vote the Shares and shall receive cash dividends paid on the Shares.

     2. The Grantee shall endorse in blank and return to the Company a stock power for the Restricted Stock certificate(s).

     3. The restriction period with regard to the Shares shall commence on the date the Shares are granted. Upon Grantee's death, this Grant may be transferred by will or by the laws governing descent and distribution of the Grantee's estate. Otherwise, this Grant may not be transferred, pledged or encumbered and, in the event of an attempt to transfer, pledge or encumber it, the Human Resources Committee may cancel it. In the event of Grantee's death, the rights hereunder of those who would so take by will or the laws governing descent and distribution of Grantee's estate shall be limited to such Shares, if any, as shall vest pursuant to this Grant.

     4. A portion of the Shares may be vested, based on such criteria as shall be determined by the Human Resources Committee, following each Performance Period. The Human Resources Committee shall have the right in its sole and absolute discretion to terminate the restriction period with respect to some or all of the Shares.

     5. The Human Resources Committee may or may not make favorable vesting determinations with respect to restricted stock in any year. Unless otherwise determined by the Human Resources Committee, all unvested Shares shall be forfeited immediately if a Grantee's employment with the Company or its subsidiaries is terminated for any cause other than death or Retirement (Retirement shall be deemed to occur only under conditions which entitle the Grantee to an immediately receivable pension, and not a deferred vested pension). The Human Resources Committee may cause the immediate forfeiture of unvested shares after a Grantee retires before the age of 65 or after a Grantee retires at any age if the Committee deems such forfeiture to be in the best interests of the Company. Any and all forfeitures of shares shall be evidenced by written notice to the participant.

     6. Upon the forfeiture of any Shares, such forfeited Shares shall be transferred to the Company without further action by the Grantee. Nothing in this Grant or in the Plan shall confer upon the Grantee any rights to continue in the employ of the Company or any of its subsidiaries or shall detract in any way from the right of the Company or any such subsidiary to terminate such employment at any time.

     7. This Grant shall not be effective unless it is accepted by the Grantee and a duplicate original thereof is received by the Company.

     8. This agreement shall be construed in accordance with and governed by the laws of the State of Ohio, without resort to that state's conflict of law rules. This agreement is the entire agreement between the parties with respect to the grant. Capitalized terms used and not defined herein shall have the meaning attributed to them in the Plan or the administrative regulations.


-------------------------------------------------------------------------------







-------------------------------------------------------------------------------